Rule 497(e)

Registration Nos. 333-171759 and 811-22519

First Trust Exchange-Traded AlphaDEX Fund

First Trust Exchange-Traded AlphaDEX Fund II

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(the “Trusts,” and each series of the Trusts, a “Fund”)

Supplement To each Fund’s Statement of Additional Information

October 21, 2021

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, effective November 1, 2021, Denise M. Keefe will serve as an Independent Trustee (as such term is defined in each Fund’s Statement of Additional Information) of each Trust’s Board of Trustees (collectively, the “Board”), and will serve as a member of the following Board Committees: the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.

The following is a statement of Ms. Keefe’s present position and principal occupations during the past five years, the number of portfolios she oversees and the other directorships she has held during the past five years. Ms. Keefe has been elected for an indefinite term.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Denise M. Keefe 1964	Trustee	• Indefinite term • 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	214 Portfolios	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)

Denise M. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

As of October 21, 2021, Ms. Keefe did not beneficially own any equity securities of any registered investment companies overseen by the Board, and Ms. Keefe and her immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.

Please Keep this Supplement with your Fund

Statement of Additional Information for Future Reference